UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 37.7%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,060,000	$1,097,879	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,050,000	1,305,795
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	833,721
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	380,608	(a)

Total Automobiles				3,618,003

Media - 1.2%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,381,576
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	566,085
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	250,000	242,742	(a)
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,196,693
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	46,304
Viacom Inc., Senior Notes	4.250%	9/1/23	630,000	626,578
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	948,733

Total Media				6,008,711

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,526,640

TOTAL CONSUMER DISCRETIONARY				11,153,354

CONSUMER STAPLES - 2.5%
Beverages - 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,264,352
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	146,824
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	230,000	212,777
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,348,386
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,176,740
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	140,050
Heineken NV, Senior Notes	1.400%	10/1/17	190,000	186,797	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	640,891
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	228,244	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	680,000	698,112	(a)

Total Beverages				6,043,173

Food & Staples Retailing - 0.2%
Kroger Co., Notes	3.900%	10/1/15	865,000	911,864

Food Products - 0.3%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	472,000	537,342
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	390,000	385,177
Mondelez International Inc., Senior Notes	5.375%	2/10/20	548,000	618,786

Total Food Products				1,541,305

Tobacco - 0.8%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	403,258
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	871,598
Altria Group Inc., Senior Notes	2.850%	8/9/22	450,000	412,138
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	470,000	458,302	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	50,000	60,623
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,130,000	1,307,877
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	101,283
Reynolds American Inc., Senior Notes	3.250%	11/1/22	200,000	184,105

Total Tobacco				3,799,184

TOTAL CONSUMER STAPLES				12,295,526

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 4.3%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$720,000	$903,302
Transocean Inc., Senior Notes	6.375%	12/15/21	160,000	177,851

Total Energy Equipment & Services				1,081,153

Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	78,602
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,871,588
Apache Corp., Senior Notes	3.250%	4/15/22	750,000	734,245
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	944,200
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	188,247
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	49,734
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	460,000	444,138
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,494,602
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,366,022
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	442,362
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	773,252
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,500,000	1,735,147
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	131,412	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	424,874
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	281,090
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	430,000	414,825
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	730,000	674,435
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	210,425
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	170,000	155,514
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	619,073
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,281,166
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	522,384
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,014,300
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	922,607
Phillips 66, Senior Notes	2.950%	5/1/17	270,000	279,478
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	110,000	118,021
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	30,000	32,175
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,256,538
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	275,238	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,130,000	1,238,353
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	393,552

Total Oil, Gas & Consumable Fuels				20,367,599

TOTAL ENERGY				21,448,752

FINANCIALS - 20.3%
Capital Markets - 3.2%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	710,000	828,261
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,156,507	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	2,020,000	1,474,600	(b)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	210,310
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	72,175
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	720,000	714,895
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,720,000	1,906,866
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/21/13	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(b)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,655,823
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	886,513
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,100,000	2,512,742
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	759,102
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	338,638	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
UBS AG London, Senior Secured Notes	0.750%	3/24/16	$2,530,000	$2,515,174	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	508,831
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	214,445

Total Capital Markets				15,754,882

Commercial Banks - 9.9%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	722,573
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	253,888	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	932,558	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	677,395
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	890,000	926,669
BNP Paribas SA, Senior Notes	1.169%	1/10/14	690,000	691,270	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	293,915
BNP Paribas SA, Senior Notes	2.700%	8/20/18	870,000	879,950
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	870,048	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,744,500	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	670,995	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	686,801
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	705,399	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	10,000	10,640
Credit Agricole Home Loan SFH, Secured Bonds	1.016%	7/21/14	400,000	401,920	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,181,250	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	982,359	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,541,218	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	939,016	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	530,000	535,298	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	375,528	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	239,652
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,159,100
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	287,940
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,167,796	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,139,713	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	640,789	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,875,066	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	665,000	864,500	(a)(b)(c)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,768,000	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/5/15	3,000,000	2,992,932
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	210,000	214,507
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	184,485
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,156,000	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/26/16	1,310,000	1,363,055	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	539,542	(a)
Swedbank AB	2.375%	4/5/17	1,900,000	1,966,880	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,075,284
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	288,150
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/13	3,458,000	3,129,490	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,259,596
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	206,645
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	420,000	393,104

Total Commercial Banks				48,935,416

Consumer Finance - 1.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	820,000	869,200	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	1,936,247
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,060,079	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	740,000	845,049

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	$530,000	$597,575
SLM Corp., Senior Notes	3.875%	9/10/15	600,000	612,000
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	926,533

Total Consumer Finance				6,846,683

Diversified Financial Services - 5.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,985,000	3,382,948
Bank of America Corp., Senior Notes	4.100%	7/24/23	820,000	814,904
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,408,966	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	224,000	234,823
Citigroup Inc., Senior Notes	5.500%	10/15/14	209,000	219,011
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,211,473
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,404,966
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	659,987
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	150,000	155,654
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	350,000	339,925
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	570,000	514,366
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	460,000	473,088
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,400,000	1,399,842	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	223,240
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,170,385
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	256,032
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,480,000	1,577,270
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,820,087	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	290,500	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,670,000	1,832,825	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	970,000	971,857
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	325,265
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	518,684
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	136,302
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	670,000	607,599
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,174,672
SSIF Nevada LP, Senior Notes	0.968%	4/14/14	1,390,000	1,395,171	(a)(b)

Total Diversified Financial Services				24,519,842

Insurance - 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	284,270
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	623,415
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	697,500	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	408,392	(a)

Total Insurance				2,013,577

Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	895,700
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,979
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	531,064
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	377,052	(a)

Total Thrifts & Mortgage Finance				1,856,795

TOTAL FINANCIALS				99,927,195

HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 0.2%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	569,592
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	427,071
Medtronic Inc., Senior Notes	3.125%	3/15/22	140,000	137,725

Total Health Care Equipment & Supplies				1,134,388

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - 0.7%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	$1,260,000	$1,333,517
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	102,344
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	510,000	491,451
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	400,268
WellPoint Inc., Notes	5.875%	6/15/17	100,000	113,637
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,884
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	573,636
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	70,290
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	313,351

Total Health Care Providers & Services				3,529,378

Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	926,094
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	275,517

Total Life Sciences Tools & Services				1,201,611

Pharmaceuticals - 0.4%
AbbVie Inc., Senior Notes	1.750%	11/6/17	690,000	684,335
AbbVie Inc., Senior Notes	2.900%	11/6/22	480,000	448,901
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	367,240
Zoetis Inc., Senior Notes	1.875%	2/1/18	210,000	207,885	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	150,000	142,802	(a)

Total Pharmaceuticals				1,851,163

TOTAL HEALTH CARE				7,716,540

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,484,234

Airlines - 0.2%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	140,216	152,485
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	721,541	754,010

Total Airlines				906,495

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	280,000	276,060	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	1,240,000	1,155,546	(a)

Total Electrical Equipment				1,431,606

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	270,622
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	276,514

Total Industrial Conglomerates				547,136

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	361,689
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	103,819

Total Machinery				465,508

Road & Rail - 0.5%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,387,195

TOTAL INDUSTRIALS				7,222,174

INFORMATION TECHNOLOGY - 0.2%
Computers & Peripherals - 0.1%
Apple Inc., Senior Notes	2.400%	5/3/23	550,000	497,849

Software - 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	760,000	746,426

TOTAL INFORMATION TECHNOLOGY				1,244,275

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 2.0%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	$190,000	$200,188
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	378,216
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	196,585

Total Chemicals				774,989

Metals & Mining - 1.7%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	600,000	528,359
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	812,675
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	297,719
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	660,000	662,822
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	230,000	219,250
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	110,000	106,309	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	340,000	319,708	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	430,000	395,471
Rio Tinto Finance USA Ltd., Senior Notes	8.950%	5/1/14	90,000	94,337
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,132,465
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	599,944
Southern Copper Corp., Senior Notes	3.500%	11/8/22	350,000	318,770
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	728,610
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	50,710
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,226,000	1,181,182
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	109,242	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	531,442	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	527,109	(a)

Total Metals & Mining				8,616,124

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	320,585

TOTAL MATERIALS				9,711,698

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	1,030,000	1,167,745
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	390,466
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	126,026
AT&T Inc., Senior Notes	3.875%	8/15/21	310,000	313,933
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	519,582
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	270,000	276,435
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	380,000	389,106
Verizon Communications Inc., Senior Notes	3.650%	9/14/18	1,270,000	1,338,190
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	340,324
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	640,000	680,618
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	177,336
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,380,000	2,550,851

Total Diversified Telecommunication Services				8,270,612

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	925,288
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,015,598

Total Wireless Telecommunication Services				1,940,886

TOTAL TELECOMMUNICATION SERVICES				10,211,498

UTILITIES - 0.9%
Electric Utilities - 0.6%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	763,891
Exelon Corp., Notes	4.900%	6/15/15	530,000	563,128
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	141,424

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - continued
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	$760,000	$739,149
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	960,000	877,947

Total Electric Utilities				3,085,539

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,501,150

TOTAL UTILITIES				4,586,689

TOTAL CORPORATE BONDS & NOTES (Cost - $184,489,492)				185,517,701

ASSET-BACKED SECURITIES - 10.2%
Access Group Inc., 2005-B A2	0.496%	7/25/22	727,950	715,701	(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.649%	8/25/35	1,000,000	942,474	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,263,635	(a)
Ally Auto Receivables Trust, 2012-4 A3	0.590%	1/17/17	1,110,000	1,109,901
American Express Credit Account Master Trust, 2012-3 A	0.332%	3/15/18	1,700,000	1,698,064	(b)
American Express Credit Account Master Trust, 2012-5 A	0.590%	5/15/18	400,000	399,319
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	258,457	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.763%	3/25/44	1,123,147	1,087,562	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.582%	9/15/17	1,420,000	1,421,130	(a)(b)
Citibank Credit Card Issuance Trust, 2006-A3 A3	5.300%	3/15/18	2,132,000	2,360,241
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.280%	4/24/17	2,200,000	2,196,522	(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.839%	4/25/32	221,239	143,128	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.442%	6/15/29	1,291,015	1,208,270	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.332%	11/15/36	1,822,477	1,444,218	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.619%	5/25/35	451,005	438,261	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.799%	1/25/35	905,083	880,414	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	493,691	549,633
Educational Funding of the South Inc., 2011-1 A2	0.916%	4/25/35	3,100,000	3,089,240	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.184%	4/25/33	1,520,000	1,488,271	(a)(b)
Ford Credit Auto Lease Trust, 2013-A A2	0.460%	5/15/15	900,000	899,322
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.532%	9/15/16	820,000	820,413	(b)
Golden Credit Card Trust, 2013-1A A	0.432%	2/15/18	1,600,000	1,593,866	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	325,000	289,497	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	450,000	392,718	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	197,357	194,571	(a)
GSAA Home Equity Trust, 2005-8 A4	0.449%	6/25/35	1,075,482	1,000,368	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	221,331	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	178,757	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,050,000	1,049,370	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	17,961	17,966
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.439%	3/25/31	125,137	100,602	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.479%	11/25/34	479,640	474,888	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	193,627	193,649
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	700,000	699,968
NCUA Guaranteed Notes, 2010-A1 A	0.532%	12/7/20	2,262,504	2,264,903	(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	650,000	651,609
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	1,050,000	1,049,515
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.949%	2/25/35	1,180,000	1,096,038	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Quest Trust, 2005-X1 M1	0.679%	3/25/35	$25,812	$25,741	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	179,994	184,891
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.729%	12/25/34	948,063	907,656	(b)
SLM Student Loan Trust, 2003-04 A5A	1.004%	3/15/33	611,381	609,095	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.004%	3/15/33	2,206,014	2,190,550	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.544%	12/15/25	880,000	878,588	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.386%	1/25/27	1,600,000	1,560,293	(b)
SLM Student Loan Trust, 2005-07 A4	0.416%	10/25/29	1,000,000	957,486	(b)
SLM Student Loan Trust, 2011-B A1	1.032%	12/16/24	726,207	723,746	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.459%	9/25/19	1,300,000	1,295,974	(b)
SLM Student Loan Trust, 2012-06 A3	0.929%	5/26/26	1,500,000	1,497,460	(b)
SLM Student Loan Trust, 2012-07 A1	0.339%	2/27/17	67,921	67,853	(b)
SLM Student Loan Trust, 2013-A A1	0.782%	8/15/22	823,277	820,614	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.959%	6/25/35	225,430	222,538	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	543,642	547,614
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	148,064	148,031
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	338,786	339,955
Volkswagen Auto Loan Enhanced Trust, 2013-1 A3	0.560%	8/21/17	1,200,000	1,194,347

TOTAL ASSET-BACKED SECURITIES (Cost - $49,406,322)				50,056,224

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.6%
ARM Trust, 2004-5 4A1	5.091%	4/25/35	2,024,029	2,012,190	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	770,000	813,635
Bear Stearns Alt-A Trust, 2005-2 2A4	2.827%	4/25/35	824,418	709,442	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2006-PW11 A4	5.610%	3/11/39	500,000	540,255	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	378,428	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	970,000	1,065,035	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.323%	11/15/44	1,000,000	1,131,767	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	314,855	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.604%	10/25/35	1,062,383	873,085	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.430%	2/25/36	610,840	613,565	(a)(b)
Commercial Mortgage Trust, 2013-CR10 A2	2.972%	8/10/46	400,000	413,266
Commercial Mortgage Trust, 2013-CR10 A4	4.210%	8/10/46	650,000	677,050	(b)
Countrywide Home Loans, 2004-20 2A1	2.771%	9/25/34	247,601	188,214	(b)
Countrywide Home Loans, 2004-R1 1AF	0.579%	11/25/34	238,284	216,543	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,174,809	792,408
Del Coronado Trust, 2013-HDC A	0.983%	3/15/26	920,000	918,332	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.958%	6/25/34	369,836	360,746	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.732%	2/25/48	580,935	580,520	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.883%	12/29/45	1,437,355	1,443,644	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	9,605	10,443
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	1,163	164
Federal Home Loan Mortgage Corp. (FHLMC), 4116 LS, IO	6.018%	10/15/42	1,812,145	396,688	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.068%	9/15/42	1,664,121	334,032	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4245 AS, IO	5.818%	8/15/43	3,982,585	886,899	(b)
Federal National Mortgage Association (FNMA), 2012-093 SM, IO	5.921%	9/25/42	1,307,526	282,181	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	$2,955,906	$539,718
Federal National Mortgage Association (FNMA), 2012-139 NS, IO	6.521%	12/25/42	1,736,054	426,507	(b)
Federal National Mortgage Association (FNMA), 2013-062 SQ, IO	6.571%	9/25/32	1,945,974	458,967	(b)
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,271	1,271
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	924,737	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.536%	8/20/58	1,223,216	1,208,576	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.636%	11/20/60	2,710,351	2,679,895	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.686%	2/20/61	859,853	852,697	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.686%	3/20/61	445,520	441,569	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.656%	8/20/61	3,105,517	3,073,524	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.536%	12/20/62	1,818,631	1,784,602	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.586%	3/20/63	3,487,517	3,430,834	(b)
GS Mortgage Securities Trust, 2013-GC10 A5	2.943%	2/10/46	290,000	274,005
GS Mortgage Securities Trust, 2013-GC14 A5	4.243%	8/10/46	70,000	72,684
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.529%	1/25/35	265,727	222,623	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.630%	1/19/35	622,586	620,083	(b)
HSI Asset Securitization Corp. Trust, 2005-NC2 2A4	0.959%	8/25/35	662,164	654,157	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.410%	12/15/44	500,000	540,801	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	50,000	54,839
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	106,000	116,552
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.425%	9/15/45	1,250,000	1,412,364	(b)
MASTR ARM Trust, 2004-11 M1	0.819%	11/25/34	502,992	484,569	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.511%	2/25/34	669,221	667,903	(b)
Merrill Lynch Mortgage Trust, 2006-C2 A4	5.742%	8/12/43	198,099	217,386	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.153%	4/25/35	204,908	196,779	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.050%	8/15/45	1,153,337	113,906	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.219%	7/15/46	550,000	568,469	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A2	3.085%	8/15/46	850,000	882,501
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A4	4.367%	8/15/46	450,000	468,593	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.629%	7/25/34	883,515	863,772	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	376,448	385,933
SACO I Trust, 2007-VA1 A	9.263%	6/25/21	890,372	909,385	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.840%	7/20/33	665,484	640,399	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.480%	12/20/34	948,911	909,587	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.861%	5/19/35	1,144,702	1,098,082	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wachovia Bank Commercial Mortgage Trust, 2007-C30 A5	5.342%	12/15/43	$800,000	$885,070
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	342,828	314,571	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.449%	4/25/45	1,037,719	935,103	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	788,899	810,353	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $47,458,994)				47,096,753

MORTGAGE-BACKED SECURITIES - 2.8%
FHLMC - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.744%	12/1/34	355,640	376,530	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.452%	7/1/35	1,028,319	1,085,258	(b)

Total FHLMC				1,461,788

FNMA - 2.0%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	3,540	3,675
Federal National Mortgage Association (FNMA)	2.366%	3/1/18	4,538	4,718	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	11,141	13,110
Federal National Mortgage Association (FNMA)	2.623%	12/1/34	138,467	147,706	(b)
Federal National Mortgage Association (FNMA)	1.936%	1/1/35	1,459,982	1,550,930	(b)
Federal National Mortgage Association (FNMA)	1.878%	5/1/43	7,244,703	7,291,166	(b)
Federal National Mortgage Association (FNMA)	3.500%	7/1/43-9/1/43	398,651	401,411
Federal National Mortgage Association (FNMA)	3.500%	10/10/43	200,000	203,594	(h)
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	400,000	419,562	(h)

Total FNMA				10,035,872

GNMA - 0.5%
Government National Mortgage Association (GNMA)	2.023%	6/20/60	2,435,212	2,541,635	(b)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,850,251)				14,039,295

MUNICIPAL BONDS - 0.5%
California - 0.1%
California State, GO	5.000%	9/1/23	250,000	291,653

Connecticut - 0.0%
Connecticut State, GO	5.000%	7/15/24	80,000	93,180

New York - 0.1%
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	60,000	67,830
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	100,000	111,874
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	300,000	336,450
New York, NY, GO	5.000%	8/1/25	80,000	91,549

Total New York				607,703

Virginia - 0.3%
Virginia State Housing Development Authority	6.000%	6/25/34	1,370,869	1,332,923

TOTAL MUNICIPAL BONDS (Cost - $2,308,897)				2,325,459

SOVEREIGN BONDS - 1.9%
Canada - 0.8%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,378,300
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,596,170
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,302,420

Total Canada				4,276,890

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Germany - 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	$370,000	$364,154

Japan - 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,776,158

Norway - 0.4%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,868,544	(a)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	270,000	289,070	(a)

TOTAL SOVEREIGN BONDS (Cost - $9,398,434)				9,574,816

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.6%
U.S. Government Agencies - 4.7%
Farmer Mac	3.000%	9/22/14	120,000	123,325
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,817,794	(a)
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,288,694
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,567,218
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,141,251
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	3,570,000	3,027,692
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,811,068
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	84,685
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,188,121
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,867,217

Total U.S. Government Agencies				22,917,065

U.S. Government Obligations - 24.9%
U.S. Treasury Notes	0.750%	6/30/17	17,700,000	17,557,568
U.S. Treasury Notes	0.750%	10/31/17	12,640,000	12,466,200
U.S. Treasury Notes	0.625%	4/30/18	7,180,000	6,979,183
U.S. Treasury Notes	1.375%	6/30/18	6,400,000	6,416,499
U.S. Treasury Notes	1.500%	8/31/18	1,240,000	1,248,235
U.S. Treasury Notes	1.375%	9/30/18	16,240,000	16,229,217
U.S. Treasury Notes	1.875%	6/30/20	14,690,000	14,622,294
U.S. Treasury Notes	2.000%	9/30/20	30,270,000	30,241,607
U.S. Treasury Notes	1.625%	11/15/22	10,297,000	9,533,570
U.S. Treasury Notes	1.750%	5/15/23	320,000	296,525
U.S. Treasury Notes	2.500%	8/15/23	7,190,000	7,116,978

Total U.S. Government Obligations				122,707,876

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $145,285,227)				145,624,941

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	2,119,219	2,136,438
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	3,445,087	3,532,020

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,686,742)				5,668,458

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Midcurve 1-Year Futures, Call @ $99.50		12/13/13	129	14,512

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - continued
Eurodollar Midcurve 2-Year Futures, Put @ $98.50		10/11/13	78	$1,950
U.S. Treasury 10-Year Notes, Call @ $128.50		11/22/13	33	11,860
U.S. Treasury 10-Year Notes, Put @ $124.50		10/25/13	31	8,719
U.S. Treasury 30-Year Notes, Call @ $134.00		10/25/13	29	32,172

TOTAL PURCHASED OPTIONS (Cost - $44,872)				69,213

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $457,929,231)				459,972,860

RATE		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 2.3%
U.S. Government Agencies - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/18/13	$10,000	10,000	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	30,000	29,996	(i)(j)

Total U.S. Government Agencies (Cost - $39,983)				39,996

Repurchase Agreements - 2.3%
Barclays Capital Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $11,000,006; (Fully collateralized by U.S. government obligations, 0.625% due 7/15/16; Market value - $11,388,632) (Cost - $11,000,000)	0.020%	10/1/13	11,000,000	11,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $11,039,983)				11,039,996

TOTAL INVESTMENTS - 95.7% (Cost - $468,969,214#)				471,012,856
Other Assets in Excess of Liabilities - 4.3%				21,245,284

TOTAL NET ASSETS - 100.0%				$492,258,140

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2013.

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Midcurve 1-Year Futures, Call	12/13/13	$99.63	128	$800
Eurodollar Midcurve 2-Year Futures, Put	10/11/13	98.25	78	488

TOTAL WRITTEN OPTIONS (Premiums received - $868)				$1,288

See Notes to Schedule of Investments.

Notes to Schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$185,517,701	$0	*	$185,517,701
Asset-backed securities	—	50,056,224	—		50,056,224
Collateralized mortgage obligations	—	47,096,753	—		47,096,753
Mortgage-backed securities	—	14,039,295	—		14,039,295
Municipal bonds	—	2,325,459	—		2,325,459
Sovereign bonds	—	9,574,816	—		9,574,816
U.S. government & agency obligations	—	145,624,941	—		145,624,941
U.S. treasury inflation protected securities	—	5,668,458	—		5,668,458
Purchased options	$69,213	—	—		69,213

Total long-term investments	$69,213	$459,903,647	$0	*	$459,972,860

Short-term investments†	—	11,039,996	—		11,039,996

Total investments	$69,213	$470,943,643	$0	*	$471,012,856

Other financial instruments:
Futures contracts	$404,483	—	—		$404,483
Credit default swaps on corporate issues - sell protection‡	—	$2,658	—		2,658

Total other financial instruments	$404,483	$2,658	—		$407,141

Total	$473,696	$470,946,301	$0	*	$471,419,997

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$1,288	—	—		$1,288
Futures contracts	51,420	—	—		51,420
Credit default swaps on corporate issues - buy protection‡	—	$16,345	—		16,345

Total	$52,708	$16,345	—		$69,053

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement,

Notes to Schedule of investments (unaudited) (continued)

the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended September 30, 2013, the total notional value of all credit default swaps to sell protection is

Notes to Schedule of investments (unaudited) (continued)

$860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of investments (unaudited) (continued)

As of September 30, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $17,633. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,025,303
Gross unrealized depreciation	(10,981,661)

Net unrealized appreciation	$2,043,642

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	112	12/13	$24,610,614	$24,669,750	$59,136
U.S. Treasury 5-Year Notes	107	12/13	12,808,121	12,952,016	143,895
U.S. Treasury 10-Year Notes	82	12/13	10,162,579	10,364,031	201,452

					$404,483

Contracts to Sell:
U.S. Treasury 30-Year Bonds	21	12/13	2,749,455	2,800,875	(51,420)

Net unrealized gain on open futures contracts					$353,063

At September 30, 2013, the Fund held TBA securities with a total cost of $607,484.

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	38	$2,845
Options written	1,483	372,299
Options closed	(904)	(249,050)
Options exercised	(105)	(29,471)
Options expired	(306)	(95,755)

Written options, outstanding as of September 30, 2013	206	$868

At September 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	0.93%	1.000% quarterly	$2,658	$(24,239)	$26,897

Notes to Schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	2.37%	5.000% quarterly	$(12,544)	$945	$(13,489)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	2.37%	5.000% quarterly	(3,801)	398	(4,199)

Total	$430,000				$(16,345)	$1,343	$(17,688)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$69,213	$(1,288)	$404,483	$(51,420)	—	$420,988
Credit Risk	—	—	—	—	$(13,687)	(13,687)

Total	$69,213	$(1,288)	$404,483	$(51,420)	$(13,687)	$407,301

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$18,636
Written options	25,968
Futures contracts (to buy)	45,731,274
Futures contracts (to sell)	29,046,479

Average Notional Balance
Credit default swap contracts (to buy protection)	$514,000
Credit default swap contracts (to sell protection)	860,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013